Investments - Teekay Offshore Acquisition of ALP Maritime Services B.V. - Summary of Preliminary and Finalized Fair Values of Assets Acquired and Liabilities Assumed (Detail) - USD ($) $ in Thousands	Mar. 14, 2014	Jun. 30, 2015	Dec. 31, 2014
ASSETS
Goodwill		$ 168,571	$ 168,571
Teekay Offshore [Member] | ALP Maritime Services B.V [Member]
ASSETS
Cash and cash equivalents	$ 294
Other current assets	404
Advances on newbuilding contracts	164
Other assets - long-term	395
Goodwill	2,032
Total assets acquired	3,289
LIABILITIES
Current liabilities	387
Other long-term liabilities	286
Total liabilities assumed	673
Net assets acquired	2,616
Cash consideration	$ 2,616